                                                                   EXHIBIT 10.32


              STOCK PURCHASE AGREEMENT FOR AN ADDITIONAL CLOSING

     Reference is hereby made to that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of March 31, 1997, by and among North American Technologies Group, Inc., a Delaware corporation (the "Company"), its operating subsidiaries, EET Holdings, Inc. (formerly known as "EET, Inc."), NATK IPF, Inc. (formerly known as "Industrial Pipe Fittings, Inc."), GAIA Technologies, Inc. and NATK RII, Inc. (formerly known as "Riserclad International, Inc."), NationsBanc Capital Corporation and certain other Investors. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     The Purchase Agreement provides that, subject to the terms thereof, the Company may sell and issue additional shares of Subseries of Series G Shares to Additional Investors. The parties hereto, intending to be legally bound hereby, agree as follows:

     1. Purchase of Subseries II Shares. At the Additional Closing, the Additional Investors signatory hereto shall purchase the number of shares of Series G Shares, Subseries II (the "Subseries II Shares") set forth on Exhibit 2 hereto.

     2. Joinder of Additional Investors. Any Additional Investor who is not already a party to the Purchase Agreement hereby agrees to the Purchase Agreement and to be bound thereby as if originally a party thereto.

     3. Representations and Warranties Continue to be True. The representations and warranties of the parties hereto continue to be true and correct as of the date hereof, except as disclosed on the Schedules attached hereto.

     4. Continuing Validity of Purchase Agreement. Except as modified hereby and by the Partial Waiver and Consent of the Series F Preferred and Series G Preferred Holders dated as of March 26, 1998, the Purchase Agreement is in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of May 21, 1998.

                              THE COMPANY:

                              NORTH AMERICAN TECHNOLOGIES
                              GROUP, INC.

                              By: /s/ Tim B. Tarrillion
                                 -------------------------------

                              Name: Tim B. Tarrillion
                                   -----------------------------
                              Title: President

                              OPERATING SUBSIDIARIES:

                              EET HOLDINGS, INC. (formerly known as "EET, Inc.")

                              By: /s/ Tim B. Tarrillion
                                 --------------------------------
                                 Tim B. Tarrillion, President

                              Address for notices:
                              4710 Bellaire Boulevard, Suite 301
                              Bellaire, Texas 77401
                              Telephone: (713) 662-2699 Telecopy: (713) 662-3728
                              Attention:  Tim B. Tarrillion

                              NATK IPF, INC.
                                (formerly known as "Industrial Pipe Fittings, Inc.")

                              By: /s/ Tim B. Tarrillion
                                 ---------------------------------
                                 Tim B. Tarrillion, President

                              Address for notices:
                              4710 Bellaire Boulevard, Suite 301
                              Bellaire, Texas 77401
                              Telephone: (713) 662-2699 Telecopy: (713) 662-3728
                              Attention:  Tim B. Tarrillion

                              GAIA TECHNOLOGIES, INC.

                              By: /s/ Tim B. Tarrillion
                                 -----------------------------------
                                 Tim B. Tarrillion, Vice President

                              Address for notices:
                              4710 Bellaire Boulevard, Suite 301
                              Bellaire, Texas 77401
                              Telephone: (713) 662-2699 Telecopy: (713) 662-3728
                              Attention:  Tim B. Tarrillion

                              NATK RII, INC.
                                (formerly known as "Riserclad International,
                                Inc.")

                              By: /s/ Tim B. Tarrillion
                                 ----------------------
                              Tim B. Tarrillion, President

                              Address for notices:
                              4710 Bellaire Boulevard, Suite 301
                              Bellaire, Texas 77401
                              Telephone: (713) 662-2699 Telecopy: (713) 662-3728
                              Attention:  Tim B. Tarrillion

                              TIETEK, INC.

                              By: /s/ Tim B. Tarrillion
                                 ----------------------
                              Tim B. Tarrillion, Vice President

                              Address for notices:
                              4710 Bellaire Boulevard, Suite 301
                              Bellaire, Texas 77401
                              Telephone: (713) 662-2699 Telecopy: (713) 662-3728
                              Attention:  Tim B. Tarrillion

                              NATIONSBANC CAPITAL CORPORATION,
                              a Texas corporation


                              By:  /s/ Douglas C. Williamson
                                  --------------------------
                                 Name:  Douglas C. Williamson
                                 Title:    Senior Vice President

                              AEON MANAGEMENT ESTABLISHMENT


                              By:  /s/ Dr iur Alex Wiederkehr
                                  ---------------------------
                                 Name:  Dr iur Alex Wiederkehr
                                 Title:    Managing Director

                              BRUCE F. HARRISON, TRUSTEE OF THE BRUCE F.
                              HARRISON TESTAMENTARY TRUST UNDER THE LAST WILL AND TESTAMENT OF DAN J. HARRISON, JR.


                              By: /s/ Bruce F. Harrison
                                 ----------------------
                              Name:  Bruce F. Harrison


                              DAVID S. HOLLAND

                              By: /s/ David S. Holland
                                  --------------------
                              Name: David S. Holland